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                                                                    Exhibit 10.2



                      NON-QUALIFIED STOCK OPTION AGREEMENT


1. Definitions. For purposes of this Agreement, the following terms, when capitalized, shall have the meanings set forth below.

         (a) "Act" means the Securities Exchange Act of 1934, as amended.

         (b) "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Committee.

         (c) "Board" means the board of directors of the Company.

         (d) "Change of Control" shall mean, the occurrence of any of the following events:

                  (i) the acquisition in one or more transactions by any "Person" (as such term is used for purposes of Section 13(d) or Section 14(d) of the Act) but excluding, for this purpose, the Company or its Subsidiaries and Affiliates or any employee benefit plan of the Company or its Subsidiaries and Affiliates, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), at a time when the "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Act) of Berwind Group Partners or its affiliates is less than thirty percent (30%) of the combined voting power of the Company's then outstanding Voting Securities;

                  (ii) the individuals who, as of the effective date of the merger of SLC Technologies Inc. into the Company, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change of Control, and after any such reduction the "Incumbent Board" shall mean the Board as so reduced;

                  (iii) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than thirty percent (30%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  (iv) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than thirty percent (30%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.



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         (e) "Committee" means the Compensation Committee of the Board.

         (f) "Common Stock" means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 12 of the Agreement.

         (g) "Company" means Interlogix, Inc., a Delaware corporation, or any successor corporation.

         (h) "Fair Market Value" means, on any given date:

                  (i) if the Common Stock is listed on an established stock exchange or exchanges, the mean between the highest and lowest prices of actual sales of Common Stock on the principal exchange on which it is traded on such date, or if no sale was made on such date on such principal exchange, on the last preceding day on which the Common Stock was traded;

                  (ii) if the Common Stock is not then listed on an exchange, but is quoted on NASDAQ or a similar quotation system, the mean between the closing bid and asked prices per Share as quoted on NASDAQ or similar quotation system on such date;

                  (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ or a similar quotation system, the value, as determined in good faith by the Committee.

         (i) "Non-Qualified Stock Option" means an option not intended to be and not designated by the Committee as an option which meets the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

         (j) "Share" means a share of Common Stock.

         (k) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. Background. Thomas L. Auth (the "Optionee") is the Chairman of the Board. The Company also previously engaged Optionee to provide services as an employee of the Company pursuant to an employment agreement dated September 28, 1999 (the "Employment Agreement"). The Company and Optionee mutually desired to terminate their employment relationship upon the terms and conditions set forth by a separation agreement dated June 29, 2000 (the "Separation Agreement").

3. Grant of Option. The Employment Agreement, as modified by the relevant provisions of the Separation Agreement, provided for the grant to the Optionee of an option (the "Option"). Subject to the terms and conditions set forth herein, this Non-Qualified Stock Option Agreement (the "Agreement") hereby confirms the grant of the Option on May 2, 2000 (the "Grant Date") to Optionee to purchase up to 20,000 shares of Common Stock at an exercise price of $24.1875 per share (the "Exercise Price"). The Exercise Price reflects the Fair Market Value of the Common Stock on the Grant Date. The Option is a Non-Qualified Stock Option.



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4. Time of Exercise. On or after May 2, 2001, Optionee may exercise the Option with respect to up to 50% of the Shares underlying the Option. On or after May 2, 2002, Optionee may exercise the Option with respect to up to 100% of the Shares underlying the Option. On August 2, 2003, Optionee's right to exercise any portion of the Option shall terminate absolutely.

5. Payment for Shares. Upon exercise of any portion of the Option and before delivery of the Shares, full payment for the Shares purchased upon the exercise shall be made in cash, or, subject to the approval of the Committee, by (a) surrendering Shares that have been held by Optionee for at least six months and have an aggregate Fair Market Value equal to the aggregate Exercise Price, (b) delivering irrevocable instructions to a Company-designated broker to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price, or
(c) any other method approved by the Committee.

6. Manner of Exercise. The Option shall be exercised by giving written notice of exercise to the Company (Attn: Secretary of the Company) at the Company's office in Austin, Texas. Such notice of exercise must include a statement of the portion of the Option that is to be exercised and a statement of preference as to the manner in which payment to the Company shall be made. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and shall be irrevocable once given.

7. Issuance of Certificates. As promptly as is reasonably practicable after the exercise of any portion of the Option, a certificate for the Shares issuable on the exercise of such portion shall be delivered to Optionee or to his personal representative, heir or legatee.

8. Transferability of Option. The Option may not be transferred, assigned or pledged by Optionee otherwise than by will or the laws of descent and distribution or be exercised other than by Optionee or, in the case of his death, by his personal representative, heir or legatee; provided that, with the consent of the Committee, Optionee may gift the Option, or some portion of the Option, to an immediate family member, to a trust for the benefit of such persons, or to a partnership in which only such persons are partners. The terms of the Option shall not be affected by such transfer and the transferee shall agree to be bound by such terms.

9. Rights Prior to Exercise. Neither Optionee nor his personal representative, heir or legatee shall have any of the rights of a stockholder with respect to any Common Stock underlying the Option until the date of the issuance to him or her of a certificate for such Common Stock as provided herein.

10. Administration.

         (a) The Agreement shall be administered by the Committee, which shall have full power to interpret and administer the Agreement pursuant to this
Section 10.

         (b) The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances the Option may be exchanged for cash, Common Stock or some combination thereof; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to the Option shall be deferred, and to determine the effect, if any, of a Change of Control of the Company upon the Option.



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         (c) The Committee shall have the power to adopt such rules and regulations, and establish such procedures, to facilitate carrying out the provisions in the Agreement and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the full and final authority in its sole discretion to interpret the provisions of the Agreement and to decide all questions of fact arising in the application of the Agreement's provisions, and to make all determinations necessary or advisable for the administration of the Agreement. Any interpretation by the Committee of the terms and provisions of the Agreement and the administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive for all purposes.

11. Deferral Election. Notwithstanding any provision of the Agreement to the contrary, Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock that Optionee would otherwise be entitled to receive pursuant to the exercise of any portion of the Option. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock deferred by Optionee pursuant to this Section if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company.

12. Adjustments upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Committee shall make appropriate adjustments to any outstanding portion of the Option as it determines appropriate. These adjustments shall include, but not be limited to, the number of Shares covered by, and the Exercise Price of, the Option. No fractional Shares shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional Shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to Optionee. The determinations and adjustments made by the Committee pursuant to this Section shall be conclusive.

13. Change Of Control of the Company. Upon a Change of Control, the Committee may in its discretion implement the following steps with respect to any outstanding portion of the Option:

         (a) Provide that the Option, or portion thereof, that is unexercised and outstanding

                  (i) shall become immediately exercisable, or

                  (ii) shall immediately be canceled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the Option, or portion thereof, as of the date of the Change of Control over the Exercise Price for the Option, or portion thereof;

         (b) Provide that the Option, or portion thereof, that is outstanding as of the date of a Change of Control, shall be assumed by the successor corporation, and shall be substituted with options involving the common stock of the successor corporation. Provided, however, that the substitution of the Option, or portion thereof, described under this subsection (b) shall occur only if



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(i) the common stock of the successor corporation is traded on an established stock exchange or exchanges, or will be so traded within 60 days of the Change of Control and (ii) the terms and conditions of the substituted awards are no less favorable than the Option; or

         (c) Make no changes to any outstanding portion of the Option or take such other actions as the Committee deems appropriate.

14. Effective Date, Termination and Amendments. This Agreement shall become effective as of May 2, 2000, and shall remain in full force and effect until August 3, 2003. The Committee may from time to time amend the terms of this Agreement to the extent it deems appropriate; provided that any amendment adverse to Optionee shall be effective only if consented to by Optionee in writing.

15. Option Not to Affect Service. Neither this Agreement nor the Option granted hereunder shall confer upon Optionee any right to continue in the service of the Company, a Subsidiary or an Affiliate.

16. Headings. Section headings are included only for ease of reference. Headings are not intended to constitute substantive provisions of the Agreement and shall not be used to interpret the scope of this Agreement or the rights or obligations of the Company in any way.

17. Severability. If any court of competent jurisdiction finds that any provision contained in this Agreement is unenforceable, and such provision cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other provisions contained herein.

18. Securities Laws. The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Agreement satisfy the requirements of applicable securities laws. Such conditions may include, without limitation, the partial or complete suspension of the right to exercise the Option, or any portion thereof. Optionee acknowledges that the Common Stock acquired pursuant to the Agreement shall constitute "restricted securities," as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the "1933 Act"), and that such Common Stock may not be resold by Optionee without registration under the 1933 Act or pursuant to an exemption therefrom. The Company reserves the right to place an appropriate legend on any certificates representing the Shares.

19. Changes in Existing Laws, Regulations or Rules. Any law, regulation or rule referenced in the Agreement shall be construed to include any successor thereto or amendment thereof.

20. Governing Law. To the extent that Federal laws do not otherwise control, the Agreement and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.



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21. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the Option. This Agreement supersedes all prior discussions, negotiations, understandings, commitments and agreements with respect to the Option. Notwithstanding the foregoing, nothing in this Agreement shall derogate from the rights and responsibilities of the Company or Optionee pursuant to other agreements between the parties.


                                    THOMAS L. AUTH


Dated: November 7, 2000             /S/ THOMAS L. AUTH
       ---------------------        -------------------------------


                                    INTERLOGIX, INC.


Dated: November 7, 2000             By:  /S/ KENNETH L. BOYDA
       ---------------------             -------------------------



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